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                                                               EXHIBIT NO. 10.1

The CIT Group/
Business Credit
1211 Avenue of the Americas
New York, NY 10036

212-536-1200
THE
CIT
GROUP

                                 March 29, 1999

UNITED RETAIL GROUP, INC.
UNITED RETAIL INCORPORATED
365 West Passaic Street
Rochelle Park, NJ 07662

Gentlemen:

We refer to the Financing Agreement by and among United Retail Group, Inc. ("URGI") United Retail Incorporated ("URI" and together with URGI the "Companies"), The CIT Group/Business Credit, Inc., as Agent and Lender, FirsTrust Bank, as Lender and other parties hereafter becoming the Lenders thereunder, dated August 15, 1997, as amended (herein the "Agreement"). Capitalized terms used herein and defined in the Agreement shall have the meanings specified therein unless otherwise specifically defined herein.

Effective immediately pursuant to mutual understanding, Section 1 of the Agreement shall be and hereby is, amended by amending the definition of "Anniversary Date" as set forth therein in its entirety to read as follows:

   "Anniversary Date" shall mean August 15, 2001 and the same date in each year thereafter."


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Except as hereinabove specifically provided no other change in or waiver of the terms, provisions or conditions of the Agreement is intended or implied. If the foregoing is in accordance with your understanding of our agreement kindly so indicate by signing and returning the enclosed copy of this letter.

                                        Very truly yours,

                                        THE CIT GROUP/BUSINESS
                                        CREDIT, INC., as Agent and Lender


                                        By: /s/ Karen Hoffman
                                           ------------------------------
                                        Title: Assistant Vice President


                                        FIRSTRUST BANK, as Lender


                                        By: /s/ Edward D'Ancona
                                           ------------------------------
                                        Title: Executive Vice President


Read and Agreed to:


UNITED RETAIL GROUP, INC.

By: /s/ Jon Grossman
   ------------------------
Title: Vice President


UNITED RETAIL INCORPORATED

By: /s/ Kenneth P. Carroll
   ------------------------
Title: President